Supplement, dated June 11, 2007
to Prospectus, dated May 1, 2007

SUPPLEMENT
MUTUAL OF AMERICA INSTITUTIONAL FUNDS

On Page 10, under the table “Annual Fees and Expenses”, the paragraph above the table and the table showing the annual fees and expenses are hereby deleted and replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.  Annual operating expenses are shown as a percentage of average net assets and are based on actual operating expenses incurred by the Fund (before reimbursement) in 2006.  Other expenses of the Small Cap Value and Small Cap Growth Funds have been estimated, since these Funds commenced operations on or about May 1, 2007.  The management fees shown as percentages in the table below may be slightly higher or lower than the management fee set forth on Page 12 due to rounding.

	Equity Index Fund	All America Fund	Mid-Cap Equity Index Fund	Aggressive Equity Fund
Shareholder Fees**	N/A	N/A	N/A	N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.12%	0.50%	0.12%	0.84%
Other Expenses	0.32%	0.32%	0.32%	0.33%
Total Annual Fund Operating Expenses	0.44%	0.82%	0.44%	1.17%
Expense Reimbursement**	(0.32)%	(0.32)%	(0.32)%	(0.33)%
Net Expenses	0.12%	0.50%	0.12%	0.84%

	Small Cap Value Fund	Small Cap Growth Fund	Bond Fund	Money Market Fund
Shareholder Fees**	N/A	N/A	N/A	N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.85%	0.85%	0.45%	0.20%
Other Expenses	0.33%	0.33%	0.32%	0.32%
Total Annual Fund Operating Expenses	1.18%	1.18%	0.77%	0.52%
Expense Reimbursement**	(0.33)%	(0.33)%	(0.32)%	(0.32)%
Net Expenses	0.85%	0.85%	0.45%	0.20%